EXHIBIT 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in Registration Statements Nos. 333-37304, 333-74940, 333-114979 and 333-123948 on Form S-8 of our report dated
March 29, 2006, appearing in this annual report on Form 10-K of The Management Network Group, Inc. for the fiscal year ended December 31, 2005.





                           /S/ DELOITTE & TOUCHE LLP

                              KANSAS CITY, MISSOURI
                                 MARCH 29, 2006